SUMMARY PROSPECTUS MAY 1, 2013	Commodities Return Strategy Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling 1-888-455-2232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2013, along with the Portfolio’s most recent annual report dated December 31, 2012, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.

INVESTMENT OBJECTIVE

The Portfolio’s investment objective is total return.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.07%
Total Annual Portfolio Operating Expenses(1), (2)	1.03%
Expense Reimbursement and Fee Waiver(3)	(0.08)%
Total Annual Portfolio Operating Expenses After Expense Reimbursement and Fee Waiver(1), (3)	0.95%

(1) Includes fees and expenses incurred indirectly by the Portfolio as a result of its investments in investment companies and other pooled investment vehicles as well as the expenses of investing in the Portfolio’s wholly owned Cayman Islands subsidiary fund (referred to as “Acquired Fund Fees and Expenses”).

(2) Restated to reflect current expenses.

(3) The Portfolio’s investment adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges and extraordinary expenses) to an annual rate 0.95% of the Portfolio’s average net assets. This expense limitation agreement may be terminated by the adviser at any time after April 30, 2014. The adviser has entered into an agreement to waive its management fee in an amount equal to the management fee paid to it by the Portfolio’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for the life of the Portfolio, as long as the Portfolio remains invested in the subsidiary fund.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$320	$561	$1,252

Northwestern Mutual Series Fund, Inc.	NMSF–80

Commodities Return Strategy Portfolio

Portfolio Turnover

The computation of the Portfolio’s portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the Portfolio expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the Portfolio could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 109.06% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total ReturnSM (“DJ-UBS Index”). The DJ-UBS Index is a broadly diversified futures index currently composed of futures contracts on 22 physical commodities. The DJ- UBS Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes more than 15% or less than 2% of the DJ- UBS Index, and each related group of commodities represented in the DJ- UBS Index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the Index and different sectors may represent different proportions of the DJ- UBS Index.

The Portfolio, which is actively managed, intends to invest primarily, either directly, or indirectly through a wholly-owned subsidiary, in commodity-linked swap agreements and other commodity-linked derivative instruments, other derivatives that provide exposure to the returns of the commodities markets, cash and fixed income securities. While the Portfolio seeks to achieve positive total return relative to the DJ-UBS Index, it is not an index fund and there can be no guarantee that this performance will be achieved. The Portfolio does not intend to invest in physical commodities. In seeking to achieve its investment objective, the sub-adviser may sell securities from the Portfolio without regard to the length of time a security has been held.

The Portfolio intends to gain its principal exposure to the commodities markets by investing up to 25% of its total assets in the NMSF Cayman Commodity Fund, Ltd., a wholly owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (“Subsidiary”). To a lesser extent, the Portfolio may gain exposure to commodities markets by investing directly in commodity-linked derivatives and other derivative instruments, including swap agreements. The Portfolio will limit its direct investments in commodity-linked swap agreements or certain other commodity-linked derivatives such that the income derived from those instruments is limited to a maximum of 10% of the Portfolio’s annual gross income.

Investing in the Subsidiary allows the Portfolio to achieve greater exposure to the commodities markets than would otherwise be possible because of U.S. tax law requirements. The Subsidiary has the same investment objective as the Portfolio and its assets are managed by the same investment adviser and sub-adviser. However, unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivative instruments and other derivatives such as swaps and futures. The use of these instruments may give rise to leverage, particularly at the Subsidiary level. The Subsidiary also may invest in fixed income instruments. Although the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio, the investment programs of the Portfolio and the Subsidiary are not identical. Certain derivative instruments in which the Portfolio and the Subsidiary invest may be illiquid.

For the portion of the Portfolio’s assets not invested in commodity-linked derivatives, the Portfolio will invest in fixed income securities. The Portfolio emphasizes investment-grade fixed income securities and its fixed income portfolio will normally have an average duration of one year or less. The Portfolio may invest without limit in U.S. dollar-denominated foreign securities and may invest up to 30% of its assets in non-U.S. dollar-denominated securities.

The Portfolio is classified as a “non-diversified fund” under the Investment Company Act of 1940, as amended (“1940 Act”) which means that a relatively high percentage of the Portfolio’s assets may be invested in a limited number of issuers.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

The Portfolio is not intended to serve as a core holding in an investor’s investment program but instead should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular investment held by the Portfolio may be significantly higher than 50% of the value of the investment. Investors considering an investment in the Portfolio should be willing to accept significant volatility in the Portfolio’s performance, particularly over shorter time periods.

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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. While the primary driver of the Portfolio’s returns is expected to be the change in value of the DJ-UBS Index, the Portfolio is not an index fund and there can be no guarantee that this performance will be achieved.

NMSF–81	Northwestern Mutual Series Fund, Inc.

Commodities Return Strategy Portfolio

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Commodity Risk – The Portfolio’s investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of the DJ-UBS Index, and therefore the value of any derivative instruments linked to DJ- UBS Index, may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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Correlation Risk – Changes in the value of the derivative may not correlate as intended with the underlying asset, rate or index. For example, changes in the value of a hedging instrument may not match those of the investment being hedged. Related to other types of assets, the prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities. However, there can be no guarantee that the Portfolio’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions. In addition, the performance of the Portfolio’s commodity-linked instruments may diverge from the performance of the DJ-UBS Index, perhaps materially.

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Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security or the counterparty to a contract, including derivatives contracts, is unwilling or unable to meet its financial obligations.

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Counterparty Risk – The Portfolio may sustain a loss in the event the other party(s) in an agreement or a participant to a transaction, such as a broker or swap counterparty, defaults on a contract or fails to perform by failing to pay amounts due, failing to fulfill delivery conditions, or failing to otherwise comply with the terms of the contract. Counterparty risk is inherent in many transactions, including derivatives transactions.

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Derivatives Risk – The value of a derivative generally depends upon, or is derived from, an underlying asset, reference rate or index. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, which could result in greater volatility for the Portfolio, particularly during periods of market decline, and could magnify losses. Investments in derivatives may not have the intended effects and may result in losses for the Portfolio that may not have otherwise occurred or missed opportunities for the Portfolio. The Portfolio’s use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives also involve commodity, counterparty, correlation, management, credit, interest rate, liquidity and market risks, and the risks of mispricing or improper valuation. Investing in derivatives could cause the Portfolio to lose more than the principal amount invested.

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Exposure Risk – Exposure risk is the risk associated with investments (such as derivatives) or practices that increase the amount of money the portfolio could gain or lose on an investment. Related to hedging, exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. For speculative positions, to the extent that a derivative or practice is not used as a hedge, the Portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost.

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Focus Risk – The Portfolio will be exposed to the performance of commodities in the DJ-UBS Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the DJ- UBS Index. As a result, the Portfolio may be subject to greater volatility than if the DJ- UBS Index were more broadly diversified among commodity sectors.

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Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Investments in emerging markets impose risks different from, and greater than, investments in developed markets. Foreign securities may be less liquid, more volatile, and harder to value than U.S. securities.

•	High Portfolio Turnover Risk – Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect the Portfolio’s performance.

•	Interest Rate Risk – The value of the Portfolio’s fixed income or derivative investments may decline because of a change in market interest rates.

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Leverage Risk – Certain transactions utilized by the Portfolio and the Subsidiary, such as the use of derivative instruments, may give rise to leverage, causing more volatility than if the Portfolio had not been leveraged. The use of leverage may cause the Portfolio or the Subsidiary to liquidate positions when it may not be advantageous to do so to satisfy obligations. The use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Portfolio’s net asset value), and there can be no assurance that the Portfolio’s use of leverage will be successful.

Northwestern Mutual Series Fund, Inc.	NMSF–82

Commodities Return Strategy Portfolio

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Liquidity Risk – Particular derivative investments such as commodity-linked swaps may be difficult to purchase or sell at an advantageous time or price, if at all. These risks may be magnified during periods of economic turmoil or in an extended economic downturn.

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Market Risk – The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular commodities, issuers, sectors or industries. These fluctuations, which are often referred to as “volatility,” may cause a security to be worth less than it was worth at an earlier time.

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Non-Diversification Risk – The Portfolio is classified as a non-diversified fund and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the Portfolio’s performance may be more volatile than the performance of a more diversified fund.

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Subsidiary Risk – By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are both managed by the same investment adviser and sub-adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as it does currently and could adversely affect the Portfolio.

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Regulatory Risk – The U.S. Commodity Futures Trading Commission (“CFTC”) and U.S. and foreign exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the performance of the Portfolio by limiting or precluding investment decisions the Portfolio might otherwise make. Also, as a result of recent regulatory developments, the Portfolio’s investment adviser has registered with the CFTC as a “commodity pool operator” (“CPO”) with respect to its operation of the Portfolio and the Subsidiary, and the Portfolio and the Subsidiary are now subject to applicable CFTC regulations in addition to applicable regulations of the U.S. Securities and Exchange Commission. The application of certain CFTC recordkeeping, reporting and disclosure requirements, to mutual funds is still subject to rulemaking, and therefore their potential impact on the Portfolio remains uncertain. Compliance with these additional registration and regulatory requirements may increase the Portfolio’s expenses when fully implemented. Other potentially adverse regulatory initiatives could also develop.

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Tax Risk – The tax treatment of derivative instruments, including commodity-linked derivative instruments, may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Portfolio’s taxable income or gains and distributions. The Portfolio has received a private letter ruling from the Internal Revenue Service (“IRS”) concluding that the income generated by its investment in the Subsidiary, which invests in commodity-linked derivative instruments, would be “qualifying income” for regulated investment company qualification purposes. However, in late July 2011, the IRS suspended the granting of private letter rulings like the one received by the Portfolio. As a result, there can be no assurance that the IRS will not change its position or otherwise determine that the income derived from the Portfolio’s investment in the Subsidiary does not constitute qualifying income. If the IRS takes an adverse position relating to the treatment of such income, the Portfolio would likely need to significantly change its investment strategies, which could adversely impact the Portfolio.

NMSF–83	Northwestern Mutual Series Fund, Inc.

Commodities Return Strategy Portfolio

PERFORMANCE

The information below demonstrates the risks of investing in the Portfolio by showing how the Portfolio’s average annual total return for one year compares with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 3rd – ‘12 9.23%    Worst Qtr: 3rd – ‘11 -11.25%

Average Annual Total Return

(for periods ended December 31, 2012)

1 Yr	Since Inception on 04/29/11
Commodities Return Strategy Portfolio
-2.35%	-13.26%
Dow Jones-UBS Commodity Index Total Return
(reflects no deduction for fees, expenses or taxes)
-1.06%	-12.88%
Morningstar® US Insurance Fund Commodities Broad Basket Average
(reflects no deduction for fees, expenses or taxes)
0.42%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: Credit Suisse Asset Management, LLC (Credit Suisse)

Portfolio Managers: Christopher Burton, Managing Director of Credit Suisse, co-lead portfolio manager of the Portfolio since the Portfolio’s inception on April 29, 2011.

Nelson Louie, Managing Director of Credit Suisse, co-lead portfolio manager of the Portfolio since the Portfolio’s inception on April 29, 2011.

TAX INFORMATION

Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

Northwestern Mutual Series Fund, Inc.	NMSF–84